UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7	N/A
Singapore 768923
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 7, 2015, Avago Technologies Limited (the “Company” or “Avago”) and Broadcom Corporation (“Broadcom”) jointly disseminated a press release, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Among other things, the press release indicated a target closing date of February 1, 2016 for the transactions contemplated by the Agreement and Plan of Merger, dated as of May 28, 2015, entered into by and among the Company, Broadcom and certain other parties (as amended to date, the “Merger Agreement”). The Merger Agreement, among other things, provides that if the closing date thereunder would occur within ten business days prior to the end of a fiscal quarter of Avago, then Avago may instead elect for the closing to occur on the first business day of the next fiscal quarter in accordance with certain procedures and terms set forth in the Merger Agreement (the “Extension Right”). Avago has advised Broadcom that it currently intends to exercise the Extension Right, resulting in the targeted closing date of February 1, 2016, the first day of Avago’s second fiscal quarter, and the final deadline for Broadcom shareholders to elect the form of consideration they wish to receive in the transaction would be expected to occur on or about January 25, 2016.

In the event Avago does not exercise the Extension Right, which is not currently expected, then the targeted closing date would instead be January 21, 2016, and the final deadline for Broadcom shareholders to elect the form of consideration they wish to receive in the transaction would be expected to occur on or about January 13, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated December 7, 2015, entitled “Avago Technologies and Broadcom Announce Commencement of Election Period for Broadcom Shareholders—Parties Targeting a February 1, 2016 Closing Date”

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Avago, Broadcom, Pavonia Limited, a limited company incorporated under the laws of the Republic of Singapore (“Holdco”), Safari Cayman L.P., an exempted limited partnership formed under the laws of the Cayman Islands and a direct wholly-owned subsidiary of Holdco (the “Partnership”), the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Avago and Broadcom, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements.

Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Avago or Broadcom; (5) the ability of Avago and Broadcom to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Broadcom’s and Avago’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, respectively, Broadcom’s and Avago’s more recent reports filed with the SEC and the registration statement on Form S-4 filed by Holdco and the Partnership on July 29, 2015, as subsequently amended, and declared effective by the SEC on September 25, 2015 (the “Registration Statement”). Neither Broadcom nor Avago undertakes any intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information and Where to Find It

Holdco and the Partnership filed the Registration Statement with the SEC, which includes the joint proxy statement of Avago and Broadcom that also constitutes a prospectus of Holdco and Partnership. The Registration Statement was declared effective by the SEC on September 25, 2015. On or about September 29, 2015, each of Avago and Broadcom commenced mailing the joint proxy statement/prospectus in definitive form to its shareholders of record as of the close of business on September 25, 2015. Broadcom and Avago also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Broadcom and Avago has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AVAGO, BROADCOM, HOLDCO, THE PARTNERSHIP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders are able to obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by the parties on Broadcom’s Investor Relations website (www.broadcom.com/investors) (for documents filed with the SEC by Broadcom) or Avago Investor Relations at (408) 433-8000 or investor.relations@avagotech.com (for documents filed with the SEC by Avago, Holdco or the Partnership).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 7, 2015

Avago Technologies Limited

By:	/s/ Anthony E. Maslowski
Name: Anthony E. Maslowski
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated December 7, 2015, entitled “Avago Technologies and Broadcom Announce Commencement of Election Period for Broadcom Shareholders—Parties Targeting a February 1, 2016 Closing Date”